SASCO 2005-RMS1
Credit Risk Manager Report
November 2005
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One        Executive Summary

Section Two          Loan-Level Report

Section Three          Prepayment Premium Analysis

Section Four         Loss Analysis

Section Five        Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Section One

Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Executive Summary November 2005


Transaction Summary
Closing Date:         03/30/2005
Depositor:         Structured Asset Securities Corporation
Trustee(s):         U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s):         Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank,
N.A.
Mortgage Insurer(s):         Mortgage Guaranty Insurance Corporation, PMI
Mortgage Insurance Co.

Delinquency Reporting Method: OTS1
Collateral Summary  Closing Date         10/31/2005  10/31/2005 as a Percentage
of Closing Date
Collateral Balance         $414,530,994         $337,559,510   81.43%
Loan Count         2,854                2,391   83.78%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics                 Loan Count Summed Balance

First Payment Defaults         1        $20,800
Early Payment Defaults*         5        $621,715

*A default that occurs on the second or third scheduled payment

Second Lien Statistics
Total Outstanding Second Liens        339        $13,158,692
30 Days Delinquent                 3        $93,493
60 Days Delinquent                 5        $139,216
90+ Days Delinquent                 6        $272,033
Hurricane Deal Exposure
We have identified 180 loans with a total balance of $20,883,980 in this security that may be affected by Hurricane Katrina, Rita, and Wilma. These loans were identified through FEMAdesignated counties by zip code. There were 130 loans with a total balance of $15,122,366 located in individual assistance zip codes and 50 loans with a total balance of $5,758,614 located in public assistance zip codes. We will place the delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist as well. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.

Prepayments
Total Prepayments Beginning Collateral Balance Remittance Date

11/25/2005         $350,821,486         $13,219,387
10/25/2005         $364,185,344         $13,363,857
9/25/2005                 $376,350,148         $11,871,588

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Percentage of Prepayment
3.77
3.67
3.15


Prepayment Premium Analysis
In the 11/25/2005 remittance 63 loans with active prepayment flags were paid off. The servicer remitted premiums for 61 of these loans totaling $357,769. Loan numbers 6243348 and 6241203 were paid off with active prepayment flags, but the servicer did not remit premiums because of a Georgia state statute which prohibits the collection of a penalty if the interest rate is greater than six percent, and a Minnesota state statute prohibiting the collection of prepayments on the sale of the home, respectively.

Loss Analysis
In the 11/25/2005 remittance one loss was passed in the amount of $760. No loans were charged off this period.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Two

Loan-Level Report

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date. Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-RMS1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
1 $37,879 8/19/2006 74.27% 6241291 $51,000
$50,853
BPO
7/22/2005
366FFFFF
Monitor
$60,000
$27,000
85%
188%
11/19/2004
2/19/2005
OH
554
Default Reason: (Unknown)
12/14/2005 Clayton is still awaiting the requested documents.
11/14/2005 Clayton has requested the original appraisal, and recent valuations to determine if there was fraud at origination. The loan has declined in value by $33,000 since
10/11/2005 This loan is in foreclosure status in the state of Ohio, which has a state foreclosure timeline of seven months. Since, Ohio has longer than usual foreclosure delays origination.
we will ask the servicer to pursue other avenues of loss mitigation tactics, such as, a deed in lieu.
delinquent. Murrayhill will continue to actively monitor this loan.
1
6/13/2005 This loan has been added to the Watchlist because of first payment default. The borrower made a payment in the 6/25/2005 distribution, and is 60 days
NH 11/1/2004 Appraisal 80% -8.43% $309,000 2/1/2006 ($20,843) 6241606 $247,200
$246,785 10/17/2005
FFFFFRRR
Active $315,000 78% 12/1/2004 756
Default Reason: (Unknown)
12/14/2005 Clayton is still awaiting an update on the repurchase status.
9/2/2005
6/13/2005 This loan has been added to the Watchlist because of first payment default. We have submitted this loan as a candidate for repurchase because it was in
REPURCHASE CANDIDATE SENT: 8/4/2005. REPURCHASE STATUS: None. Loan number 19325638 has been in foreclosure since the securitization of the deal. This loan was originated for $247,200 secured by a property in New Hampshire valued at $310,000. On 2/1/2005 a notice of rights letter was sent to the borrower by the servicer, and on 3/11/2005 a pre-foreclosure letter was sent. The property was taken into foreclosure on 3/18/2005, and the securitization date was 3/30/2005. The Representations and Warranties section of the Prospectus Supplement of this security states, "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date...following discovery of the breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of such breach, the applicable transferor of the seller will be obliged to cure such breach or repurchase the affected mortgage loan from the trust." We have submitted this loan as a repurchase candidate because we believe it is in violation of the Representations and Warranties of the deal. DOCUMENTATION: None.
foreclosure before the closing date of the deal, which is in violation of the representations and warranties stating "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date. Murrayhill will continue to actively monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-RMS1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
1 ($8,195) 6241702 7/1/2006
34.00%
-10.58%
L
$77,400
$77,258
BPO
4/18/2005
36FFFFFR
Monitor
$86,000
$75,000
90%
103%
12/1/2004
1/1/2005
OK
627
Default Reason: (Unknown)
claim is settled. 12/14/2005 The redemption period expired on 11/10/2005 and the servicer filed an MI claim in the amount of $84,000. Clayton will continue to monitor this loan until the MI
10/11/2005 This loan is in foreclosure status in Oklahoma, which has a seven month foreclosure timeline.
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
1 $79,052 5/1/2006 71.54% 6242267 $110,500
$110,119
BPO
9/14/2005
C36C3FFF
Active
$130,000
$50,000
85%
220%
12/1/2004
5/1/2005
GA
530
Default Reason: (Unknown)
12/14/2005 The servicer forwarded a copy of the 9/14/2005 reconciliation of values between the 9/11/2004 original appraisal for $143,000 and a 5/18/2005 BPO for $45,000. According to the reconciliation, the appraisal reported the subject in average condition in an area with an increasing housing supply while the BPO reported the subject in poor condition with a stable value trend. Clayton is investigating this valuation discrepancy and will submit this loan for repurchase.
11/11/2005 This loan has declined in value by $93,000 since origination. Clayton has requested a value reconciliation from the servicer, and is awaiting its response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-RMS1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
1 $28,925 3/1/2006 17.21% 6243078 $168,000
$167,862
BPO
6/20/2005
C36FFFF9
Monitor - BK
$248,000
$169,000
68%
99%
2/1/2005
2/1/2005
NH
558
Default Reason: (Unknown)
12/14/2005 This loan has been added to the Watchlist because it was originated as a cash-out refinance for an investment home with low documentation. The property value review the value decline. has declined $79,000 or 32 percent since origination. The borrower has filed Chapter 13 bankruptcy on 9/28/2005. Clayton has requested the 6/20/2005 BPO to
MO 2/1/2005 BPO $104,000 20% 96.70% 2 2/1/2006 $20,800 $20,116 36999999 6243183
$20,800 7/6/2005 Monitor $107,900 19% 1/1/2005 638
Default Reason: (Unknown)
of $3,900 or four percent. Clayton will monitor this loan until the servicer performs an equity analysis and chooses to foreclose or charge off this junior lien. 12/14/2005 The borrower is 30 days delinquent on the senior lien, and due for the 2/1/2005 contractual payment on this loan. The value has increased to $107,900, an increase
11/11/2005 Clayton will continue to monitor the property value and status of the senior lien, and make any recommendations as values change.
10/12/2005 The value increase does not warrant the servicer to start foreclosure proceedings from the second position as the NPV is $493.
servicer what loss mitigation tactics are being used, and if the servicer would consider offering the borrower a dead-in-lieu instead of foreclosure. 10/11/2005 According to the monthly data file sent to Murrayhill by the servicer, the borrower has not filed bankruptcy and he is not on a payment plan. We have asked the
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Section Three
Prepayment Premium Analysis
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Section 1:
Section 2:
Section 3:
Amount remitted to the P Class:
Amount remitted by servicers:
Difference:
Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: October 31, 2005
Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to
Certificateholders prepared by the trustee.
Trustee Remittance Date
25-Nov-05 25-Oct-05 25-Sep-05 25-Aug-05 Class
$357,769 $288,973 $318,667 $209,298 P Class
Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.
Trustee Remittance Date
25-Nov-05 25-Oct-05 25-Sep-05 25-Aug-05 Servicer
$209,298 $357,769 $288,973 $318,667 TOTAL
Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicers to the trustee.
$357,769
$357,769
$0
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.
25-Jul-05 25-Jun-05
$100,041 $289,722
25-Jun-05 25-Jul-05
$289,722 $100,041
Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: October 31, 2005
Trustee Remittance Date
Loans with Active Prepayment Flags with Premiums
Remitted (A)
Loans without Prepayment Flags with Premiums
Remitted
Total Loans with Premiums Remitted (B)
Loans with Active Prepayment Flags (C)
Loans without Prepayment Flags with Premiums
Remitted
Subtotal (D)
Premiums Remitted for loans with Active
Prepayment Flags (A/C)
Total Loans with Premiums Remitted to the Subtotal
(B/D)
Total Paid-Off Loans (E)
Total Loans with Premiums Remitted to the Total
Paid-Off Loans (B/E)
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.
25-Nov-05 25-Oct-05
55 61
0 0 0 0 0 0
55 61
55 63
0 0
55 63
100.00% 96.83%
100.00% 96.83%
83 89
66.27% 68.54%
25-Aug-05 25-Sep-05
31 52
31 52
33 52
0 0 0
33 52
93.94% 100.00%
93.94% 100.00%
54 72
57.41% 72.22%
25-Jun-05 25-Jul-05
17 47
17 47
17 47
17 47
100.00% 100.00%
100.00% 100.00%
29 67
58.62% 70.15%
Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: October 31, 2005
Total
67 Total Paid-Off Loans with Flags
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)* 4
Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of
Liquidation* 0
Loans that were Liquidated from REO Status* 0
Loans with Discrepancies between the Data File and the Note* 0
Defaulted Liquidated Loans that Could Not Have Collected Premiums because of the

0 Acceleration of the Debt*
Loans that were Liquidated Through Loss Mitigation Efforts* 0
63 Total Paid-Off Loans with Active Prepayment Flags (C)
Other Exceptions:
2 Paid-Off Loans that Did Not have Premiums Collected because of State Statutes Paid-Off Loans with Active Prepayment Flags that Have Not Remitted Premiums 0
* These categories are mutually exclusive.
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.
Loan
Number
Delinquency String
Origination
6243348
6241203
6243066
6240511
6240732
6240688
6240832
6240861
6241064
6240947
6241178
6241411
6241458
6241179
6241053
6240811
6241437
6241930
6241125
6240707
6241358
6242120
6241766
6242288
6242133
6241117
6242174
6242369
6242406
6242413
6242354
6242432
6242019
6240794
Date
11/30/2004 CCCCCCC0
9/24/2004 CCCCC360
12/7/2004 CCCCCCC0
7/30/2004 CCCCCCC0
8/25/2004 CCCCCCC0
9/2/2004 CCCCCCC0
9/14/2004 CCCCCCC0
9/14/2004 CCCCCCC0
9/17/2004 CCCCCCC0
9/20/2004 CCCCCCC0
9/24/2004 CCCCCCC0
9/30/2004 CCCCCCC0
10/1/2004 CCCCCCC0
10/4/2004 CCCCCCC0
10/5/2004 CCCCCCC0
10/6/2004 CCCCCCC0
10/6/2004 CCCCCCC0
10/11/2004 CCCCCCC0
10/13/2004 C99FFFF0
10/14/2004 CCCCCCC0
10/15/2004 CCCCCCC0
10/15/2004 CCCCCCC0
10/18/2004 CCCCCCC0
10/19/2004 CCCCCCC0
10/20/2004 CCCCCCC0
10/21/2004 CCCCCCC0
10/21/2004 CCCCCCC0
10/22/2004 CCCCCCC0
10/22/2004 CCCCCCC0
10/22/2004 CCCCCCC0
10/25/2004 CCCCCCC0
10/25/2004 CCCCCCC0
10/26/2004 CCCCCCC0
10/28/2004 CCCCCCC0
Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Exp. Date PPP Flag
2
2
1
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
11/30/2006
9/24/2006
12/7/2005
7/30/2006
8/25/2006
9/2/2006
9/14/2006
9/14/2006
9/17/2006
9/20/2006
9/24/2006
9/30/2006
10/1/2006
10/4/2006
10/5/2006
10/6/2006
10/6/2006
10/11/2006
10/13/2006
10/14/2006
10/15/2006
10/15/2006
10/18/2006
10/19/2006
10/20/2006
10/21/2006
10/21/2006
10/22/2006
10/22/2006
10/22/2006
10/25/2006
10/25/2006
10/26/2006
10/28/2006
Mortgage Data Through: October 31, 2005
Payoff Balance PPP Remitted
$88,228 $0
$120,812 $0
$198,659 $8,933
$50,015 $3,001
$45,619 $2,737
$211,274 $12,676
$45,761 $2,746
$37,606 $2,256
$34,871 $2,092
$83,514 $1,994
$24,226 $1,095
$127,792 $7,668
$154,535 $9,281
$143,612 $8,617
$130,535 $7,841
$77,626 $996
$339,824 $3,681
$198,200 $3,964
$403,363 $3,827
$114,891 $6,893
$122,646 $7,359
$236,994 $14,220
$179,686 $1,827
$131,490 $1,315
$289,685 $7,300
$249,284 $6,282
$143,640 $8,618
$86,679 $2,424
$267,352 $16,041
$59,503 $595
$152,836 $4,616
$129,545 $1,295
$108,542 $1,085
$122,350 $7,341
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.
PPP No PPP % of Premium
Comments Remitted, Remitted, to Payoff
No Flag w/ Flag Balance
6243348 0% Prohibited by GA State Statute
6241203 0% Prohibited by MN State Statute
4%
6%
6%
6%
6%
6%
6%
2%
5%
6%
6%
6%
6%
1%
1%
2%
1%
6%
6%
6%
1%
1%
3%
3%
6%
3%
6%
1%
3%
1%
1%
6%
Loan
Number
Delinquency String
Origination
6242331
6242350
6242523
6242550
6242974
6242975
6242732
6242780
6242955
6242956
6243270
6243271
6243272
6243037
6242873
6242874
6242801
6241938
6242066
6242308
6242809
6242810
6243062
6243309
6243086
6243278
6242784
6243225
6243085
Date
10/29/2004 CCCCCCC0
10/29/2004 CCCCCC30
10/29/2004 CCCCCCC0
10/29/2004 CCCCCCC0
11/19/2004 CCCCCCC0
11/19/2004 CCCCCCC0
11/30/2004 CCCCCCC0
12/1/2004 CCCCCCC0
12/1/2004 CCCCCCC0
12/1/2004 CCCCCCC0
12/2/2004 CCCCCCC0
12/7/2004 CCCCCCC0
12/7/2004 CCCCCCC0
12/8/2004 CCCCCCC0
12/9/2004 CCCCCCC0
12/9/2004 CCCCCCC0
12/10/2004 CCCCCCC0
10/12/2004 CCCCCCC0
10/20/2004 CCCCC360
10/25/2004 CCCCCCC0
11/15/2004 C3CCCCC0
11/15/2004 C3CCCCC0
12/9/2004 CCCCCCC0
12/10/2004 CCCCCCC0
12/14/2004 CCCCCCC0
12/3/2004 CCCCCCC0
12/7/2004 CCCCCCC0
12/7/2004 CCCCCCC0
12/9/2004 CCCCCCC0
Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Exp. Date PPP Flag
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
3
3
3
3
3
3
3
3
5
5
5
5
10/29/2006
10/29/2006
10/29/2006
10/29/2006
11/19/2006
11/19/2006
11/30/2006
12/1/2006
12/1/2006
12/1/2006
12/2/2006
12/7/2006
12/7/2006
12/8/2006
12/9/2006
12/9/2006
12/10/2006
10/12/2007
10/20/2007
10/25/2007
11/15/2007
11/15/2007
12/9/2007
12/10/2007
12/14/2007
12/3/2009
12/7/2009
12/7/2009
12/9/2009
Mortgage Data Through: October 31, 2005
PPP No PPP % of Premium
Comments Remitted, Remitted, to Payoff Payoff Balance PPP Remitted
No Flag w/ Flag Balance
$74,731 2% $1,495
$150,814 1% $1,558
$215,771 6% $12,946
$132,870 6% $7,972
$213,856 4% $9,614
$53,048 5% $2,406
$85,734 4% $3,856
$142,932 4% $6,427
$288,118 5% $12,965
$71,794 4% $3,228
$41,232 5% $1,856
$264,000 5% $11,880
$65,759 4% $2,956
$206,559 4% $9,276
$190,585 4% $8,569
$47,854 4% $2,153
$439,160 5% $19,762
$222,710 2% $5,122
$287,168 2% $5,743
$232,516 6% $13,951
$309,143 4% $13,897
$77,678 4% $3,494
$163,075 4% $7,337
$136,707 5% $6,154
$75,795 2% $1,358
$276,847 1% $2,488
$82,443 1% $741
$53,848 5% $2,429
$122,698 4% $5,517
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.
Section Four
Loss Analysis
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-RMS1 Historical Monthly Losses Losses Through: October 31, 2005
Loan Loss Amount Date
11/25/2005
10/25/2005
9/25/2005
8/25/2005
7/25/2005
6/25/2005
5/25/2005
4/25/2005
$760.00
$0.00
$13,316.15
$0.00
$0.00
$0.00
$0.00
$0.00
$14,076.15 Totals:
*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Loss Percentage
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
SASCO 2005-RMS1 Loss Reconciliation Report Trustee Remittance Date: November 25, 2005
Summary Remittance Statement
Loan-Level Losses: $760 11/25/2005
Subsequent Losses:
Subsequent Gains:
Monthly Security Loss:
Losses Remitted:
Difference:
Loan-Level Loss Report
Loss Loan Number Loan Number Loss
$760
Loan Number
19316934
Loan-Level Loss Report
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
$760
$0
$0
$760
$760
$0
Loss
$760 Total:
SASCO 2005-RMS1 Loss Report Losses Through: October 31, 2005
November 25, 2005
Loan Number
6240777
Origination
Date
8/30/2004
State
NJ
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Original LTV
20%
Original Amount
Original Appraisal
$49,400
$247,000
Loss
$760.00
Loss Severity
1.54%
1.54% $760.00 Monthly Total:
Section Five
Analytics
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-RMS1 FICO Distribution by Status FICO is a registered trademark of Fair Isaac Corporation Mortgage Data Through: October 31, 2005
Average # of Loans Status
Current
Delinquent
Paid Off
2,262
129
463
Total: 2,854
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Std. Deviation
56.12
52.92
56.32
634
610
629
SASCO 2005-RMS1 Loan-to-Value Distribution by Status Mortgage Data Through:
October 31, 2005
# of Loans
2,262
129
Status
Current
Delinquent
463 Paid Off
2,854 Total:
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Std. Deviation
25.12%
22.14%
Average
75.11%
77.98%
24.80% 72.28%
SASCO 2005-RMS1 Balance Distribution by Status Mortgage Data Through: October 31, 2005
Average
$142,493.07
$118,141.01
Status
Current
Delinquent
Total:
# of Loans
2,262
129
2,391
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Std. Deviation
$94,773.46
$73,781.06
SASCO 2005-RMS1 Mortgage Type Distribution by Status Mortgage Data Through:
October 31, 2005
Total Balance
$290,359,626.67
$47,199,883.52
Loan Count
2,152
702
Mortgage Type
ARM
Fixed
2,854 Total:
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved. $337,559,510.19
Std. Deviation
$102,710.98
$72,565.97
Avg. Balance
$134,925.48
$67,236.30
SASCO 2005-RMS1 Mortgage Term Distribution By Status Mortgage Data Through:
October 31, 2005
180 # of Loans
2,854
Other 120
2 0
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
203
240
101
360 300
2,546 2
SASCO 2005-RMS1 Mortgage Purpose Distribution Mortgage Data Through: October 31, 2005
Origination Statistics
Number of Loans: 2,854
Number
1,395
Percentage
48.9%
Purpose
Cash-out refinance
Purchase
Rate/term
1,302
157
45.6%
5.5% refinance
Home Improvement
Other
0.0%
0.0%
00
100% 2,854 Total
Current Loans
Number of Loans: 2,262
Number
1,087
Percentage
48.1%
Purpose
Cash-out refinance
Purchase
Rate/term
46.4%
5.5%
1,050
125 refinance
Home Improvement
Other
0.0%
0.0%
00
100% 2,262 Total
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Paid Off Loans Delinquent Loans
Number of Loans: 129
Number
51
Percentage
39.5%
Purpose
Cash-out refinance
Purchase
Rate/term
51.9%
8.5%
67
11 refinance
Home Improvement
Other
00
0.0%
0.0%
100% 129 Total
Number of Loans: 463
Number
257
Percentage
55.5%
Purpose
Cash-out refinance
Purchase
Rate/term
40.0%
4.5%
185
21 refinance
Home Improvement
Other
0.0%
0.0%
00
100% 463 Total
SASCO 2005-RMS1 Ownership Distribution by Status Mortgage Data Through: October 31, 2005
Title
Investment Home
Primary Home
Second Home
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
# of Loans
78
2,775
1
2,854 Total: SASCO 2005-RMS1 Delinquent Count Over Time Mortgage Data Through:
October 31, 2005
Total Count in Status
30 Days
61
47
AsOfDate
31-Oct-05
30-Sep-05
40
39
28
36
31-Aug-05
31-Jul-05
30-Jun-05
31-May-05
29
18
30-Apr-05
31-Mar-05
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
60 Days 90 Days
17
12
22
12
15
8
16
12
6
564310
1
Foreclosure
25
27
23
21
13
3
REO
42210000
11
SASCO 2005-RMS1 Delinquent Balance Over Time Mortgage Data Through: October 31, 2005
Total Balance in Status
30 Days
$6,930,303
$6,069,214
AsOfDate
31-Oct-05
30-Sep-05
$5,739,975
$5,483,140
$3,350,291
$3,725,642
31-Aug-05
31-Jul-05
30-Jun-05
31-May-05
$3,953,908
$1,629,352
30-Apr-05
31-Mar-05
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
90 Days
$1,662,409
$902,373
60 Days
$2,976,780
$1,905,671
$225,746
$263,941
$108,310
$507,363
$1,579,773
$762,007
$1,187,975
$1,166,417
$403,363
$0
$459,929
$415,000
REO Foreclosure
$3,039,440
$3,304,039
$631,258
$498,279
$498,279
$251,494
$2,504,810
$2,420,009
$2,254,725
$513,309
$246,785
$246,785
----
SASCO 2005-RMS1 Conditional Prepayment Rates Mortgage Data Through: October 31, 2005
CPR Date *
31-Oct-05
30-Sep-05
31-Aug-05
31-Jul-05
30-Jun-05
31-May-05
30-Apr-05
31-Mar-05
Distribution Date
25-Nov-05
25-Oct-05
25-Sep-05
25-Aug-05
25-Jul-05
25-Jun-05
25-May-05
25-Apr-05
* Data in table is displayed for only the most recent 18 months.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
12-Month MA 6-Month MA
28.49%
25.09%
3-Month MA
34.90%
30.74%
28.06%
21.46%
18.98%
37.02%
35.59%
31.98%
24.18%
27.82%
11.47%
16.79%
15.87%
SASCO 2005-RMS1 Historical SDA Performance Mortgage Data Through: October 31,
2005
Monthly
Default Rate
0.03%
0.00%
Date
31-Oct-05
30-Sep-05
31-Aug-05
31-Jul-05
30-Jun-05
31-May-05
30-Apr-05
31-Mar-05
Averages:
Default Amt
$132,979
$0
Weighted
Average Age
11.73
10.73
$246,785
$251,494
$0
$0
9.73
8.73
7.72
6.73
$0
$0
5.73
4.73
8.23 $78,907
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
CDR (F-R)
0.36%
0.00%
0.72%
0.72%
0.00%
0.00%
0.06%
0.06%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.22% 0.02%
SDA Curve
0.23%
0.21%
SDA %
153%
0%
0.19%
0.17%
0.15%
0.13%
369%
411%
0%
0%
0.11%
0.09%
0%
0%
0.16% 117%
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.